Exhibit 99.1

News Release

JLL Reports Another Record Performance with Continued Momentum through Q2 2019
Revenue and fee revenue1 both increased 9% (12% local currency1) to $4.3B and $1.6B, respectively
CHICAGO, August 6, 2019 — Jones Lang LaSalle Incorporated (NYSE: JLL) today reported operating performance for the second quarter of 2019 with diluted earnings per share of $2.40 and adjusted diluted EPS1 of $2.94.

•	Record Real Estate Services revenue and fee revenue up 9% (11% local currency) and 7% (10% local currency), respectively

◦	Americas Leasing exceptional performance continued

◦	Corporate Solutions growth across all geographies strengthened annuity base

◦	Capital Markets investment sales outperformed decline in market volumes

•	Margin increase reflected LaSalle contribution and continued expansion in Real Estate Services

•	Record LaSalle AUM $68.4B drove excellent advisory fee performance

•	Transformative HFF acquisition completed on July 1
“Once again we have grown revenue and expanded margins to deliver record results, with notable contribution from LaSalle and continued expansion in our Real Estate Services business," said Christian Ulbrich, JLL CEO. "Looking forward, we see strong pipelines contributing to another highly successful year for JLL.”

Summary Financial Results	Three months ended June 30,		Six months ended June 30,
($ in millions, except per share data)	2019	2018	2019	2018

Revenue	$4,266.5	$3,903.7	$8,087.1	$7,458.9
Revenue before reimbursements	2,348.2	2,163.3	4,309.8	4,054.4
Fee revenue[1]	1,630.0	1,493.5	2,949.1	2,775.0

Net income attributable to common shareholders	$110.5	$107.8	$131.8	$148.1
Adjusted net income attributable to common shareholders[1]	135.5	103.9	176.6	148.2

Diluted earnings per share	$2.40	$2.35	$2.86	$3.23
Adjusted diluted earnings per share[1]	2.94	2.26	3.84	3.23

Adjusted EBITDA[1]	$226.7	$193.6	$322.1	$301.3
Adjusted EBITDA, Real Estate Services	185.3	169.3	262.4	234.6
Adjusted EBITDA, LaSalle	41.6	24.4	59.9	66.8
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 2

Consolidated ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC	Six Months Ended June 30,		% Change in USD	% Change in LC
	2019	2018			2019	2018
Leasing	$623.9	$553.9	13%	14%	$1,101.8	$955.1	15%	17%
Capital Markets	256.5	258.0	(1)	2	450.0	490.7	(8)	(6)
Property & Facility Management	2,304.9	2,192.3	5	8	4,574.0	4,245.9	8	11
Project & Development Services	733.3	609.4	20	24	1,333.4	1,188.6	12	16
Advisory, Consulting and Other	218.5	198.4	10	13	400.1	367.6	9	12
Real Estate Services (“RES”) revenue	$4,137.1	$3,812.0	9%	11%	$7,859.3	$7,247.9	8%	11%
LaSalle	129.4	91.7	41	44	227.8	211.0	8	11
Total revenue	$4,266.5	$3,903.7	9%	12%	$8,087.1	$7,458.9	8%	11%
Reimbursements	(1,918.3)	(1,740.4)	10	12	(3,777.3)	(3,404.5)	11	13
Revenue before reimbursements	$2,348.2	$2,163.3	9%	12%	$4,309.8	$4,054.4	6%	10%
Gross contract costs[1]	(713.4)	(668.5)	7	11	(1,356.0)	(1,275.4)	6	11
Net non-cash MSR and mortgage banking derivative activity	(4.8)	(1.3)	n.m.	n.m.	(4.7)	(4.0)	18	18
Total fee revenue[1]	$1,630.0	$1,493.5	9%	12%	$2,949.1	$2,775.0	6%	9%
Leasing	605.8	537.8	13	14	1,067.2	922.9	16	17
Capital Markets	241.3	243.5	(1)	2	426.1	464.7	(8)	(6)
Property & Facility Management	290.8	277.5	5	8	571.5	542.7	5	9
Project & Development Services	210.0	196.7	7	10	383.4	370.4	4	7
Advisory, Consulting and Other	158.8	152.3	4	8	283.9	275.4	3	7
RES fee revenue	1,506.7	1,407.8	7	10	2,732.1	2,576.1	6	9
LaSalle	123.3	85.7	44	47	217.0	198.9	9	12
Operating income	$150.1	$149.8	—%	1%	$175.5	$203.6	(14)%	(14)%
Equity earnings	$10.2	$10.2	—%	(1)%	$15.2	$23.8	(36)%	(36)%
Adjusted EBITDA[1]	$226.7	$193.6	17%	18%	$322.1	$301.3	7%	8%
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release. Percentage variances in the Consolidated Performance Highlights below are calculated and presented on a local currency basis, unless otherwise noted.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 3

Consolidated Second-Quarter 2019 Performance Highlights:
The company achieved growth of 12% in both consolidated revenue and fee revenue compared with 2018, predominantly organic. Leasing led consolidated fee revenue growth in the RES service lines, with notable contributions from Project & Development Services and Property & Facility Management. Geographically across service lines, RES fee revenue growth for the quarter was led by Americas, contributing 73% on a local currency basis. LaSalle revenue growth reflected higher incentive and record quarterly advisory fees.
Net income attributable to common shareholders was $110.5 million, compared with $107.8 million last year, and adjusted EBITDA was $226.7 million, compared with $193.6 million. Diluted earnings per share were $2.40, an increase from $2.35 in 2018; adjusted diluted earnings per share were $2.94, up from $2.26 last year. Adjusted EBITDA margin, calculated on a fee-revenue basis, was 13.9% in USD for the quarter (13.8% in local currency), compared with 13.0% in the prior-year quarter.
The 90 basis-points net expansion of consolidated Q2 margin reflected 80 basis points of contribution from LaSalle and 55 basis points of contribution from RES margin improvement, which enhanced the ability to fund 45 basis points of continued investments in platform and client-facing technology.
Balance Sheet and Cash Flows:
Total net debt was $937.4 million as of June 30, 2019, representing decreases of $42.7 million and $35.2 million from March 31, 2019, and June 30, 2018, respectively.
Operating cash flow for the second quarter of 2019 improved nearly $80 million compared with the prior-year quarter, reflecting the normalization of EMEA payments, which had been accelerated in the first quarter in advance of a new financial enterprise system implementation. Year-to-date, the increase in cash used by operating activities was primarily due to higher annual incentive compensation paid to employees, primarily in the first quarter, in 2019 compared with 2018, reflecting improved performance comparing the previous annual periods.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 4

Americas Real Estate Services ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC	Six Months Ended June 30,		% Change in USD	% Change in LC
	2019	2018			2019	2018
Revenue	$2,463.6	$2,152.5	14%	15%	$4,713.7	$4,093.5	15%	16%
Reimbursements	(1,403.1)	(1,226.4)	14	15	(2,754.5)	(2,408.1)	14	15
Revenue before reimbursements	$1,060.5	$926.1	15%	15%	$1,959.2	$1,685.4	16%	17%
Gross contract costs[1]	(191.8)	(156.6)	22	24	(379.5)	(289.7)	31	33
Net non-cash MSR and mortgage banking derivative activity	(4.8)	(1.3)	n.m.	n.m.	(4.7)	(4.0)	18	17
Fee revenue[1]	$863.9	$768.2	12%	13%	$1,575.0	$1,391.7	13%	14%
Leasing	479.5	412.8	16	16	857.1	706.1	21	22
Capital Markets	124.5	116.0	7	8	224.2	224.2	—	—
Property & Facility Management	115.8	108.1	7	8	227.2	218.3	4	5
Project & Development Services	99.7	90.8	10	11	180.4	169.7	6	7
Advisory, Consulting and Other	44.4	40.5	10	9	86.1	73.4	17	18
Segment operating income	$120.5	$100.9	19%	20%	$181.1	$147.2	23%	23%
Equity earnings	$0.4	$0.4	—%	(9)%	$0.1	$0.5	(80)%	(85)%
Adjusted EBITDA[1]	$142.1	$128.1	11%	11%	$230.1	$195.8	18%	18%
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release. Percentage variances in the Americas Performance Highlights below are calculated and presented on a local currency basis, unless otherwise noted.

Americas Second-Quarter 2019 Performance Highlights:
Americas revenue growth of 15% was strong and broad-based across all service lines, led by Property & Facility Management primarily due to the ramp-up of recent wins and expansion of existing facilities management relationships with U.S. Corporate Solutions clients. Leasing led segment fee revenue growth, driven by the southeast and mid-Atlantic U.S. markets and across all major asset classes. Capital Markets reflected solid growth in both investment sales and debt placement.
Adjusted EBITDA margin, calculated on a fee-revenue basis, was 16.5% in USD for the quarter (16.4% in local currency), compared with 16.7% in 2018. The profitability reflected strong fee revenue growth offset by incremental investments in platform and client-facing technology.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 5

EMEA Real Estate Services ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC	Six Months Ended June 30,		% Change in USD	% Change in LC
	2019	2018			2019	2018
Revenue	$818.3	$846.6	(3)%	2%	$1,541.7	$1,630.2	(5)%	1%
Reimbursements	(153.7)	(153.0)	—	6	(318.3)	(309.0)	3	10
Revenue before reimbursements	$664.6	$693.6	(4)%	1%	$1,223.4	$1,321.2	(7)%	(1)%
Gross contract costs[1]	(284.7)	(305.3)	(7)	(1)	(527.4)	(582.5)	(9)	(3)
Fee revenue[1]	$379.9	$388.3	(2)%	3%	$696.0	$738.7	(6)%	—%
Leasing	64.0	69.7	(8)	(3)	114.5	126.7	(10)	(4)
Capital Markets	73.4	84.1	(13)	(8)	133.0	168.1	(21)	(16)
Property & Facility Management	101.3	100.4	1	7	196.3	187.6	5	12
Project & Development Services	73.4	68.7	7	12	132.9	133.6	(1)	5
Advisory, Consulting and Other	67.8	65.4	4	9	119.3	122.7	(3)	3
Segment operating loss	$(1.3)	$(1.4)	7%	(59)%	$(30.7)	$(21.4)	(43)%	(62)%
Equity losses	$(1.1)	$—	n.m.	n.m.	$(1.0)	$—	n.m.	n.m.
Adjusted EBITDA[1]	$9.6	$11.2	(14)%	(15)%	$(8.6)	$3.8	n.m.	n.m.
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release. Percentage variances in the EMEA Performance Highlights below are calculated and presented on a local currency basis, unless otherwise noted.

EMEA Second-Quarter 2019 Performance Highlights:
EMEA’s revenue and fee revenue both reflected marginal increases as solid annuity growth in Project & Development Services and Property & Facility Management was partially offset by softness in Capital Markets and Leasing. The change in Capital Markets compared favorably to a 20% decline in regional capital markets volumes, from the prior-year quarter, as reported by JLL Research.
Adjusted EBITDA margin, calculated on a fee-revenue basis, was 2.5% in USD (2.4% in local currency) for the quarter, compared with 2.9% last year. The profitability decrease primarily reflected the shift in business mix toward annuity revenues.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 6

Asia Pacific Real Estate Services ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC	Six Months Ended June 30,		% Change in USD	% Change in LC
	2019	2018			2019	2018
Revenue	$855.2	$812.9	5%	10%	$1,603.9	$1,524.2	5%	11%
Reimbursements	(359.6)	(356.2)	1	6	(700.7)	(677.8)	3	10
Revenue before reimbursements	$495.6	$456.7	9%	13%	$903.2	$846.4	7%	12%
Gross contract costs[1]	(232.7)	(205.4)	13	17	(442.1)	(400.7)	10	15
Fee revenue[1]	$262.9	$251.3	5%	9%	$461.1	$445.7	3%	9%
Leasing	62.3	55.3	13	17	95.6	90.1	6	11
Capital Markets	43.4	43.4	—	5	68.9	72.4	(5)	—
Property & Facility Management	73.7	69.0	7	12	148.0	136.8	8	14
Project & Development Services	36.9	37.2	(1)	4	70.1	67.1	4	10
Advisory, Consulting and Other	46.6	46.4	—	5	78.5	79.3	(1)	5
Segment operating income	$26.6	$23.4	14%	21%	$27.3	$22.5	21%	30%
Equity earnings	$0.4	$0.7	(43)%	(45)%	$0.7	$1.0	(30)%	(30)%
Adjusted EBITDA[1]	$33.6	$30.0	12%	18%	$40.9	$35.0	17%	24%
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release. Percentage variances in the Asia Pacific Performance Highlights below are calculated and presented on a local currency basis, unless otherwise noted.

Asia Pacific Second-Quarter 2019 Performance Highlights:
Asia Pacific healthy growth in revenue and fee revenue across all services lines was highlighted by a double-digit increase in Leasing, primarily office and industrial sectors, and notable growth in Property & Facility Management, primarily due to expansion of existing client mandates and new client wins for Corporate Solutions.
Adjusted EBITDA margin, calculated on a fee-revenue basis, was 12.8% in USD for the quarter (12.9% in local currency), compared with 12.0% in 2018. The 21% increase in segment operating income and 90 basis point margin expansion reflected the growth in transactional revenue together with continued cost discipline, which more than offset incremental investments in platform and client-facing technology.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 7

LaSalle ($ in millions, “LC” = local currency)	Three Months Ended June 30,		% Change in USD	% Change in LC	Six Months Ended June 30,		% Change in USD	% Change in LC
	2019	2018			2019	2018
Revenue	$129.4	$91.7	41%	44%	$227.8	$211.0	8%	11%
Reimbursements(a)	(1.9)	(4.8)	(60)	(62)	(3.8)	(9.6)	(60)	(61)
Revenue before reimbursements	$127.5	$86.9	47%	50%	$224.0	$201.4	11%	14%
Gross contract costs(a)	(4.2)	(1.2)	n.m.	n.m.	(7.0)	(2.5)	n.m.	n.m.
Fee revenue[1]	$123.3	$85.7	44%	47%	$217.0	$198.9	9%	12%
Advisory fees(a)	76.8	62.3	23	26	150.6	127.4	18	22
Transaction fees & other(a)	12.8	5.5	n.m.	n.m.	25.2	20.9	21	24
Incentive fees	33.7	17.9	88	91	41.2	50.6	(19)	(17)
Segment operating income	$30.0	$15.8	90%	96%	$42.1	$44.9	(6)%	(1)%
Equity earnings	$10.5	$9.1	15%	15%	$15.4	$22.3	(31)%	(31)%
Adjusted EBITDA[1]	$41.6	$24.4	70%	74%	$59.9	$66.8	(10)%	(7)%
(a) Gross contract costs are primarily within Advisory fees and Reimbursements are primarily within Other.
(1) For discussion of non-GAAP financial measures, see Note 1 following the Financial Statements in this news release. Percentage variances in the LaSalle Performance Highlights below are calculated and presented on a local currency basis, unless otherwise noted.

LaSalle Second-Quarter 2019 Performance Highlights:
LaSalle's substantial revenue increase was driven by higher incentive fees, associated with real estate dispositions in Asia Pacific on behalf of clients, and notable growth in advisory fees, achieving a record level. More than half of the advisory fees growth was from strong private equity capital raising with the balance attributable to recently acquired assets under management.
Equity earnings were primarily driven by net valuation increases in Asia Pacific, while the prior year was driven by net valuation increases in Europe and Asia Pacific.
Adjusted EBITDA margin was 33.7% in USD and local currency for the quarter, compared with 28.5% last year. The increase in profitability reflected higher incentive fees and equity earnings.

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JLL Reports Another Record Performance with Continued Momentum through Q2 2019 - Page 8

About JLL
JLL (NYSE: JLL) is a leading professional services firm that specializes in real estate and investment management. Our vision is to reimagine the world of real estate, creating rewarding opportunities and amazing spaces where people can achieve their ambitions. In doing so, we will build a better tomorrow for our clients, our people and our communities. JLL is a Fortune 500 company with annual revenue of $16.3 billion, operations in over 80 countries and a global workforce of nearly 92,000 as of June 30, 2019. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit ir.jll.com.

Connect with us

Live Webcast	Conference Call
Management will offer a live webcast for shareholders, analysts and investment professionals on Tuesday, August 6, 2019, at 9:00 a.m. Eastern.
The link to the webcast can be accessed at the Investor Relations website: ir.jll.com.

Management will also conduct a conference call. If you are unable to join the live webcast and would like to participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time (the passcode will be required):

	■ United States callers: ■ International callers: ■ Passcode:	+1 877 701 6182 +1 647 689 5462 2287844

Supplemental Information	Audio Replay
Supplemental information regarding the second quarter 2019 earnings call has been posted to the Investor Relations section of JLL's website: ir.jll.com.	An audio replay will be available for download or stream. Information and the link can be found on JLL's website: ir.jll.com.

If you have any questions, please contact JLL Investor Relations: JLLInvestorRelations@am.jll.com.
Cautionary Note Regarding Forward-Looking Statements
Statements in this news release regarding, among other things, future financial results and performance, achievements, plans, objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the company's actual results, performance, achievements, plans, objectives and dividend payments to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to the company's business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in the company's Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and other reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, management expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in expectations or results, or any change in events.

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JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except share and per share data)	2019	2018	2019	2018

Revenue before reimbursements	$2,348.2	$2,163.3	$4,309.8	$4,054.4
Reimbursements	1,918.3	1,740.4	3,777.3	3,404.5
Total Revenue	$4,266.5	$3,903.7	$8,087.1	$7,458.9

Operating expenses:
Compensation and benefits	$1,354.8	$1,240.5	$2,518.6	$2,337.7
Operating, administrative and other	772.1	737.8	1,479.4	1,435.1
Reimbursed expenses	1,918.3	1,740.4	3,777.3	3,404.5
Depreciation and amortization	45.5	46.3	92.0	88.4
Restructuring and acquisition charges (credits)[4]	25.7	(11.1)	44.3	(10.4)
Total operating expenses	4,116.4	3,753.9	7,911.6	7,255.3

Operating income	150.1	149.8	175.5	203.6

Interest expense, net of interest income	13.6	14.3	23.2	28.1
Equity earnings from real estate ventures	10.2	10.2	15.2	23.8
Other income	0.8	1.7	0.5	4.2

Income before income taxes and noncontrolling interest	147.5	147.4	168.0	203.5
Provision for income taxes	36.2	37.6	35.5	51.1
Net income	111.3	109.8	132.5	152.4

Net income attributable to noncontrolling interest	0.6	1.8	0.5	4.1
Net income attributable to the company	$110.7	$108.0	$132.0	$148.3

Dividends on unvested common stock, net of tax benefit	0.2	0.2	0.2	0.2
Net income attributable to common shareholders	$110.5	$107.8	$131.8	$148.1

Basic earnings per common share	$2.42	$2.37	$2.88	$3.26
Basic weighted average shares outstanding (in 000's)	45,749	45,493	45,712	45,468

Diluted earnings per common share	$2.40	$2.35	$2.86	$3.23
Diluted weighted average shares outstanding (in 000's)	46,040	45,951	46,029	45,922

Please reference accompanying financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2019	2018	2019	2018
AMERICAS - REAL ESTATE SERVICES
Revenue	$2,463.6	$2,152.5	$4,713.7	$4,093.5
Reimbursements	(1,403.1)	(1,226.4)	(2,754.5)	(2,408.1)
Revenue before reimbursements	1,060.5	926.1	1,959.2	1,685.4
Gross contract costs[1]	(191.8)	(156.6)	(379.5)	(289.7)
Net non-cash MSR and mortgage banking derivative activity[1]	(4.8)	(1.3)	(4.7)	(4.0)
Fee revenue[1]	863.9	768.2	1,575.0	1,391.7

Compensation, operating and administrative expenses	913.7	796.9	1,724.5	1,485.6
Depreciation and amortization	26.3	28.3	53.6	52.6
Total segment operating expenses, excluding reimbursed	940.0	825.2	1,778.1	1,538.2
Gross contract costs[1]	(191.8)	(156.6)	(379.5)	(289.7)
Total fee-based segment operating expenses	748.2	668.6	1,398.6	1,248.5

Segment operating income	$120.5	$100.9	$181.1	$147.2
Equity earnings	0.4	0.4	0.1	0.5
Total segment income	$120.9	$101.3	$181.2	$147.7

Adjusted EBITDA[1]	$142.1	$128.1	$230.1	$195.8

EMEA - REAL ESTATE SERVICES
Revenue	$818.3	$846.6	$1,541.7	$1,630.2
Reimbursements	(153.7)	(153.0)	(318.3)	(309.0)
Revenue before reimbursements	664.6	693.6	1,223.4	1,321.2
Gross contract costs[1]	(284.7)	(305.3)	(527.4)	(582.5)
Fee revenue[1]	379.9	388.3	696.0	738.7

Compensation, operating and administrative expenses	654.6	683.5	1,231.5	1,319.7
Depreciation and amortization	11.3	11.5	22.6	22.9
Total segment operating expenses, excluding reimbursed	665.9	695.0	1,254.1	1,342.6
Gross contract costs[1]	(284.7)	(305.3)	(527.4)	(582.5)
Total fee-based segment operating expenses	381.2	389.7	726.7	760.1

Segment operating loss	$(1.3)	$(1.4)	$(30.7)	$(21.4)
Equity losses	(1.1)	—	(1.0)	—
Total segment loss	$(2.4)	$(1.4)	$(31.7)	$(21.4)

Adjusted EBITDA[1]	$9.6	$11.2	$(8.6)	$3.8

JONES LANG LASALLE INCORPORATED
Segment Operating Results (Unaudited) Continued

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2019	2018	2019	2018
ASIA PACIFIC - REAL ESTATE SERVICES
Revenue	$855.2	$812.9	$1,603.9	$1,524.2
Reimbursements	(359.6)	(356.2)	(700.7)	(677.8)
Revenue before reimbursements	495.6	456.7	903.2	846.4
Gross contract costs[1]	(232.7)	(205.4)	(442.1)	(400.7)
Fee revenue[1]	262.9	251.3	461.1	445.7

Compensation, operating and administrative expenses	462.6	427.5	863.1	812.5
Depreciation and amortization	6.4	5.8	12.8	11.4
Total segment operating expenses, excluding reimbursed	469.0	433.3	875.9	823.9
Gross contract costs[1]	(232.7)	(205.4)	(442.1)	(400.7)
Total fee-based segment operating expenses	236.3	227.9	433.8	423.2

Segment operating income	$26.6	$23.4	$27.3	$22.5
Equity earnings	0.4	0.7	0.7	1.0
Total segment income	$27.0	$24.1	$28.0	$23.5

Adjusted EBITDA[1]	$33.6	$30.0	$40.9	$35.0

LASALLE
Revenue	$129.4	$91.7	$227.8	$211.0
Reimbursements	(1.9)	(4.8)	(3.8)	(9.6)
Revenue before reimbursements	127.5	86.9	224.0	201.4
Gross contract costs[1]	(4.2)	(1.2)	(7)	(2.5)
Fee revenue[1]	123.3	85.7	217.0	198.9

Segment operating expenses, excluding reimbursed expenses	97.5	71.1	181.9	156.5
Gross contract costs[1]	(4.2)	(1.2)	(7.0)	(2.5)
Total fee-based segment operating expenses	93.3	69.9	174.9	154.0

Segment operating income	$30.0	$15.8	$42.1	$44.9
Equity earnings	10.5	9.1	15.4	22.3
Total segment income	$40.5	$24.9	$57.5	$67.2

Adjusted EBITDA[1]	$41.6	$24.4	$59.9	$66.8

JONES LANG LASALLE INCORPORATED
Segment Operating Results (Unaudited) Continued

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
SEGMENT RECONCILING ITEMS
Fee revenue	$1,630.0	$1,493.5	$2,949.1	$2,775.0
Gross contracts costs[1]	713.4	668.5	1,356.0	1,275.4
Net non-cash MSR and mortgage banking derivative activity[1]	4.8	1.3	4.7	4.0
Revenue before reimbursements	$2,348.2	$2,163.3	$4,309.8	$4,054.4
Reimbursements	1,918.3	1,740.4	3,777.3	3,404.5
Revenue	$4,266.5	$3,903.7	$8,087.1	$7,458.9
Segment operating expenses excluding restructuring and acquisition charges	4,090.7	3,765.0	7,867.3	7,265.7
Segment operating income	$175.8	$138.7	$219.8	$193.2
Restructuring and acquisition charges (credits)[4]	25.7	(11.1)	44.3	(10.4)
Operating income	$150.1	$149.8	$175.5	$203.6
Please reference accompanying financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows (Unaudited)
	Six Months Ended June 30,
(in millions)	2019	2018

Cash used in operating activities	$(483.1)	$(267.9)

Cash used in investing activities	(141.7)	(83.7)

Cash provided by financing activities	547.5	383.2

Effect of currency exchange rate changes on cash and cash equivalents	1.9	(14.4)

Net change in cash and cash equivalents	$(75.4)	$17.2

Cash, cash equivalents and restricted cash, beginning of year	634.2	471.7

Cash, cash equivalents and restricted cash, end of period	$558.8	$488.9

Please reference accompanying financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets

	June 30,	December 31,		June 30,	December 31,
(in millions, except share and per share data)	2019	2018		2019	2018
ASSETS	(Unaudited)		LIABILITIES AND EQUITY	(Unaudited)
Current assets:			Current liabilities:
Cash and cash equivalents	$411.2	$480.9	Accounts payable and accrued liabilities	$1,037.2	$1,261.4
Trade receivables, net of allowances	1,725.9	1,854.0	Reimbursable payables	980.2	1,090.7
Notes and other receivables	375.0	363.0	Accrued compensation & benefits	1,059.3	1,604.5
Reimbursable receivables	1,442.1	1,540.5	Short-term borrowings	118.7	32.7
Warehouse receivables	403.1	331.2	Short-term contract liability and deferred income	148.1	190.4
Short-term contract assets	342.5	314.7	Short-term acquisition-related obligations	91.0	78.5
Prepaid and other	330.3	321.7	Warehouse facilities	384.0	317.9
Total current assets	5,030.1	5,206.0	Short-term operating lease liability	133.4	—
Property and equipment, net of accumulated depreciation	583.3	567.9	Other	218.6	185.7
Operating lease right-of-use asset	601.1	—	Total current liabilities	4,170.5	4,761.8
Goodwill	2,730.7	2,697.8	Noncurrent liabilities:
Identified intangibles, net of accumulated amortization	336.1	336.9	Credit facility, net of debt issuance costs(a)	485.9	(15.9)
Investments in real estate ventures	375.5	356.9	Long-term debt, net of debt issuance costs	669.6	671.5
Long-term receivables	221.3	199.0	Long-term deferred tax liabilities, net	30.2	32.7
Deferred tax assets, net	206.2	210.1	Deferred compensation	314.9	277.8
Deferred compensation plans	297.7	258.2	Long-term acquisition-related obligations	146.2	175.8
Other	198.9	192.7	Long-term operating lease liability	552.6	—
Total assets	$10,580.9	$10,025.5	Other	327.2	387.3
			Total liabilities	$6,697.1	$6,291.0

			Redeemable noncontrolling interest	$8.5	$—

			Company shareholders' equity:
			Common stock	0.5	0.5
			Additional paid-in capital	1,069.6	1,057.3
			Retained earnings	3,207.8	3,095.7
			Shares held in trust	(5.9)	(5.8)
			Accumulated other comprehensive loss	(450.0)	(456.2)
			Total company shareholders' equity	3,822.0	3,691.5
			Noncontrolling interest	53.3	43.0
			Total equity	3,875.3	3,734.5
			Total liabilities and equity	$10,580.9	$10,025.5

Please reference accompanying financial statement notes.
(a) As there was no outstanding balance on the Credit facility as of December 31, 2018, the negative liability reflects unamortized debt issuance costs.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1.
Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following:

(i)	Fee revenue and Fee-based operating expenses,

(ii)	Adjusted EBITDA attributable to common shareholders ("Adjusted EBITDA") and Adjusted EBITDA margin,

(iii)	Adjusted net income attributable to common shareholders and Adjusted diluted earnings per share, and

(iv)	Percentage changes against prior periods, presented on a local currency basis.
However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies.
Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures
Gross Contract Costs represent certain costs associated with client-dedicated employees, and third-party vendors and subcontractors and are indirectly reimbursed through the fees we receive. These costs are presented on a gross basis in Operating expenses with the corresponding fees in Revenue before reimbursements. However, as we generally earn little to no margin on such costs, excluding gross contract costs from both Fee revenue and Fee-based operating expenses more accurately reflects how the company manages its expense base and operating margins and also enables a more consistent performance assessment across a portfolio of contracts with varying payment terms and structures, including those with direct versus indirect reimbursement of such costs.
Net Non-Cash Mortgage Servicing Rights ("MSR") and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets service line of the Americas segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature.

Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition and integration-related charges, including fair value adjustments, which are generally non-cash in the periods such adjustments are made, to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA.
Amortization of Acquisition-Related Intangibles, primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and trade name, is more notable following the company's increase in acquisition activity in recent years. Such activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results.
Reconciliation of Non-GAAP Financial Measures
Below are reconciliations of (i) Revenue to Fee revenue and (ii) Operating expenses to Fee-based operating expenses:

	Three months ended June 30,		Six months ended June 30,
($ in millions)	2019	2018	2019	2018

Revenue	$4,266.5	$3,903.7	$8,087.1	$7,458.9
Reimbursements	(1,918.3)	(1,740.4)	(3,777.3)	(3,404.5)
Revenue before reimbursements	2,348.2	2,163.3	4,309.8	4,054.4
Gross contract costs	(713.4)	(668.5)	(1,356.0)	(1,275.4)
Net non-cash MSR and mortgage banking derivative activity	(4.8)	(1.3)	(4.7)	(4.0)
Fee revenue	$1,630.0	$1,493.5	$2,949.1	$2,775.0

Operating expenses	$4,116.4	$3,753.9	$7,911.6	$7,255.3
Reimbursed expenses	(1,918.3)	(1,740.4)	(3,777.3)	(3,404.5)
Gross contract costs	(713.4)	(668.5)	(1,356.0)	(1,275.4)
Fee-based operating expenses	$1,484.7	$1,345.0	$2,778.3	$2,575.4

Below is (i) a reconciliation of Net income attributable to common shareholders to EBITDA and Adjusted EBITDA, (ii) the Net income margin attributable to common shareholders (against Revenue before reimbursements), and (iii) the Adjusted EBITDA margin (presented on a local currency and on a fee-revenue basis). Following this is the (i) reconciliation to adjusted net income and (ii) components of adjusted diluted earnings per share.

	Three months ended June 30,		Six months ended June 30,
($ in millions)	2019	2018	2019	2018

Net income attributable to common shareholders	$110.5	$107.8	$131.8	$148.1
Add:
Interest expense, net of interest income	13.6	14.3	23.2	28.1
Provision for income taxes	36.2	37.6	35.5	51.1
Depreciation and amortization	45.5	46.3	92.0	88.4
EBITDA	$205.8	$206.0	$282.5	$315.7
Adjustments:
Restructuring and acquisition charges (credits)[4]	25.7	(11.1)	44.3	(10.4)
Net non-cash MSR and mortgage banking derivative activity	(4.8)	(1.3)	(4.7)	(4.0)
Adjusted EBITDA	$226.7	$193.6	$322.1	$301.3
Net income margin attributable to common shareholders	4.7%	5.0%	3.1%	3.7%
Adjusted EBITDA margin	13.8%	13.0%	10.7%	10.9%

	Three months ended June 30,		Six months ended June 30,
(In millions, except share and per share data)	2019	2018	2019	2018

Net income attributable to common shareholders	$110.5	$107.8	$131.8	$148.1
Diluted shares (in thousands)	46,040	45,951	46,029	45,922
Diluted earnings per share	$2.40	$2.35	$2.86	$3.23

Net income attributable to common shareholders	$110.5	$107.8	$131.8	$148.1
Adjustments:
Restructuring and acquisition charges (credits)[4]	25.7	(11.1)	44.3	(10.4)
Net non-cash MSR and mortgage banking derivative activity	(4.8)	(1.3)	(4.7)	(4.0)
Amortization of acquisition-related intangibles	7.4	7.3	15.0	14.6
Tax impact of adjusted items(a)	(3.3)	1.2	(9.8)	(0.1)
Adjusted net income attributable to common shareholders	$135.5	$103.9	$176.6	$148.2
Diluted shares (in thousands)	46,040	45,951	46,029	45,922
Adjusted diluted earnings per share	$2.94	$2.26	$3.84	$3.23
(a) In the first quarter of 2019 and the first and second quarters of 2018, the tax impact of adjusted items was calculated using the consolidated effective tax rate as this was deemed to approximate the tax impact of adjusted items calculated using applicable statutory tax rates. The tax impact of adjusted items for the second quarter of 2019 was calculated using the applicable statutory rates by tax jurisdiction.

Operating Results - Local Currency
In discussing operating results, the company reports Adjusted EBITDA margins and refers to percentage changes in local currency, unless otherwise noted. Amounts presented on a local currency basis are calculated by translating the current period results of foreign operations to U.S. dollars using the foreign currency exchange rates from the comparative period. Management believes this methodology provides a framework for assessing performance and operations excluding the effect of foreign currency fluctuations.
The following table reflects the reconciliation to local currency amounts for consolidated (i) revenue, (ii) fee revenue, (iii) operating income, and (iv) Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2019	% Change	2019	% Change
Revenue:
At current period exchange rates	$4,266.5	9%	$8,087.1	8%
Impact of change in exchange rates	98.4	n/a	219.7	n/a
At comparative period exchange rates	$4,364.9	12%	$8,306.8	11%

Fee revenue:
At current period exchange rates	$1,630.0	9%	$2,949.1	6%
Impact of change in exchange rates	38.0	n/a	80.1	n/a
At comparative period exchange rates	$1,668.0	12%	$3,029.2	9%

Operating income:
At current period exchange rates	$150.1	—%	$175.5	(14)%
Impact of change in exchange rates	1.5	n/a	(0.4)	n/a
At comparative period exchange rates	$151.6	1%	$175.1	(14)%

Adjusted EBITDA:
At current period exchange rates	$226.7	17%	$322.1	7%
Impact of change in exchange rates	2.7	n/a	2.2	n/a
At comparative period exchange rates	$229.4	18%	$324.3	8%

2.
The company considers "annuity revenue" to be (i) 100% of Property & Facility Management, (ii) 50% of Leasing, (iii) 50% of Project & Development Services, and (iv) 50% of Advisory, Consulting and Other Revenue, as well as (v) LaSalle Advisory Fees. For purposes of distinguishing organic from acquisition-related contributions, the population of acquisitions includes those completed in the trailing four quarters inclusive of the current reported quarter.

3.
Each geographic segment offers the company's full range of RES businesses consisting primarily of (i) tenant representation and agency leasing, (ii) capital markets, (iii) property management and facilities management, (iv) project and development services, and (v) advisory, consulting and valuations services. LaSalle provides investment management services to institutional investors and high-net-worth individuals.

4.
Restructuring and acquisition charges are excluded from the company's measure of segment operating results, although they are included within consolidated Operating income calculated in accordance with GAAP. For purposes of segment operating results, the allocation of restructuring and acquisition charges to the segments is not a component of management’s assessment of segment performance.

Restructuring and acquisition charges (credits) were $25.7 million and $(11.1) million for the second quarter of 2019 and 2018, respectively. Charges in the second quarter of 2019 reflected (a) $5.4 million of severance and other employment-related charges incurred with respect to headcount reductions or other activities considered to represent structural changes to local, regional and/or global business operations, (b) $6.0 million of costs incurred for restructuring, pre-acquisition due diligence and post-acquisition integration activities, and (c) $14.3 million of fair value adjustments that resulted in a net increase to earn-out liabilities related to prior-period acquisition activity. Comparatively, net credits in 2018 reflected $(13.6) million of fair value adjustments that resulted in a net decrease to earn-out liabilities related to prior-period acquisition activity, partially offset by (a) $2.4 million of severance and other employment-related charges incurred with respect to headcount reductions or other activities considered to represent structural changes to local, regional and/or global business operations and (b) $0.1 million of costs incurred for restructuring, pre-acquisition due diligence and post-acquisition integration activities.

5.
The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the company's Form 10-Q for the quarter ended June 30, 2019, to be filed with the SEC in the near future.

6.
As of June 30, 2019, LaSalle had $68.4 billion of real estate assets under management (AUM), composed of $40.3 billion invested in separate accounts, $22.4 billion invested in fund management vehicles and $5.7 billion invested in public securities. The geographic distribution of separate accounts and fund management investments was $21.5 billion in North America, $16.4 billion in the UK, $8.6 billion in Asia Pacific and $6.9 billion in continental Europe. The remaining $9.3 billion relates to Global Partner Solutions (GPS) which is a global business line.

AUM increased 6% in USD and local currency from $64.3 billion as of March 31, 2019. The AUM increase resulted from (i) $1.3 billion from the January 2019 Latitude transaction, (ii) $3.1 billion of acquisitions, (iii) $1.9 billion of net valuation increases and (iv) $0.1 billion of foreign currency increases partially offset by (iv) $2.3 billion of dispositions and withdrawals.
Assets under management data for separate accounts and fund management amounts are reported on a one-quarter lag. In addition, LaSalle raised $2.7 billion in private equity capital for the quarter ended June 30, 2019.

7.	EMEA: Europe, Middle East and Africa. Greater China: China, Hong Kong, Macau and Taiwan.

8.	n/m: not meaningful, represented by a percentage change of greater than 100%, favorably or unfavorably.

Contact:	Investor Relations
Phone:	+1 312 252 8943
E-mail:	JLLInvestorRelations@am.jll.com

Appendix: Revenue, Revenue before Reimbursements and Fee Revenue by Service Line

	Three months ended June 30, 2019				Three months ended June 30, 2018
(in millions)	Americas	EMEA	Asia Pacific	Total	Americas	EMEA	Asia Pacific	Total
Revenue
Leasing	$491.8	65.9	66.2	$623.9	$422.9	72.9	58.1	$553.9
Capital Markets	129.8	78.5	48.2	256.5	117.8	89.9	50.3	258.0
Property & Facility Management	1,370.9	380.6	553.4	2,304.9	1,258.4	392.3	541.6	2,192.3
Project & Development Services	376.8	219.2	137.3	733.3	274.5	220.8	114.1	609.4
Advisory, Consulting and Other	94.3	74.1	50.1	218.5	78.9	70.7	48.8	198.4
RES revenue	$2,463.6	818.3	855.2	$4,137.1	$2,152.5	846.6	812.9	$3,812.0
LaSalle				129.4				91.7
Consolidated revenue				$4,266.5				$3,903.7

Revenue before reimbursements
Leasing	$488.1	65.8	65.6	$619.5	$420.9	72.7	57.9	$551.5
Capital Markets	129.6	78.4	46.7	254.7	117.5	89.6	47.5	254.6
Property & Facility Management	237.6	228.3	236.6	702.5	221.9	255.7	223.8	701.4
Project & Development Services	129.4	218.3	95.5	443.2	104.4	205.6	69.1	379.1
Advisory, Consulting and Other	75.8	73.8	51.2	200.8	61.4	70.0	58.4	189.8
RES revenue before reimbursements	$1,060.5	664.6	495.6	$2,220.7	$926.1	693.6	456.7	$2,076.4
LaSalle				127.5				86.9
Consolidated revenue before reimbursements				$2,348.2				$2,163.3

Fee revenue
Leasing	$479.5	64.0	62.3	$605.8	$412.8	69.7	55.3	$537.8
Capital Markets	124.5	73.4	43.4	241.3	116.0	84.1	43.4	243.5
Property & Facility Management	115.8	101.3	73.7	290.8	108.1	100.4	69.0	277.5
Project & Development Services	99.7	73.4	36.9	210.0	90.8	68.7	37.2	196.7
Advisory, Consulting and Other	44.4	67.8	46.6	158.8	40.5	65.4	46.4	152.3
RES fee revenue	$863.9	379.9	262.9	$1,506.7	$768.2	388.3	251.3	$1,407.8
LaSalle				123.3				85.7
Consolidated fee revenue				$1,630.0				$1,493.5

Appendix: Revenue, Revenue before Reimbursements and Fee Revenue by Service Line (continued)

	Six months ended June 30, 2019				Six months ended June 30, 2018
(in millions)	Americas	EMEA	Asia Pacific	Total	Americas	EMEA	Asia Pacific	Total
Revenue
Leasing	$881.6	118.1	102.1	$1,101.8	$727.4	131.8	95.9	$955.1
Capital Markets	229.9	142.5	77.6	450.0	228.8	179.2	82.7	490.7
Property & Facility Management	2,732.9	749.9	1,091.2	4,574.0	2,441.9	742.6	1,061.4	4,245.9
Project & Development Services	685.5	399.7	248.2	1,333.4	544.1	443.4	201.1	1,188.6
Advisory, Consulting and Other	183.8	131.5	84.8	400.1	151.3	133.2	83.1	367.6
RES revenue	$4,713.7	1,541.7	1,603.9	$7,859.3	$4,093.5	1,630.2	1,524.2	$7,247.9
LaSalle				227.8				211.0
Consolidated revenue				$8,087.1				$7,458.9

Revenue before reimbursements
Leasing	$874.7	118.0	101.4	$1,094.1	$723.2	131.5	95.6	$950.3
Capital Markets	229.2	142.2	74.6	446.0	228.3	178.8	78.3	485.4
Property & Facility Management	470.2	449.9	468.3	1,388.4	413.5	473.8	446.9	1,334.2
Project & Development Services	236.9	383.1	173.4	793.4	202.1	405.2	133.0	740.3
Advisory, Consulting and Other	148.2	130.2	85.5	363.9	118.3	131.9	92.6	342.8
RES revenue before reimbursements	$1,959.2	1,223.4	903.2	$4,085.8	$1,685.4	1,321.2	846.4	$3,853.0
LaSalle				224.0				201.4
Consolidated revenue before reimbursements				$4,309.8				$4,054.4

Fee revenue
Leasing	$857.1	114.5	95.6	$1,067.2	$706.1	126.7	90.1	$922.9
Capital Markets	224.2	133.0	68.9	426.1	224.2	168.1	72.4	464.7
Property & Facility Management	227.2	196.3	148.0	571.5	218.3	187.6	136.8	542.7
Project & Development Services	180.4	132.9	70.1	383.4	169.7	133.6	67.1	370.4
Advisory, Consulting and Other	86.1	119.3	78.5	283.9	73.4	122.7	79.3	275.4
RES fee revenue	$1,575.0	696.0	461.1	$2,732.1	$1,391.7	738.7	445.7	$2,576.1
LaSalle				217.0				198.9
Consolidated fee revenue				$2,949.1				$2,775.0